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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 17, 2004
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                        Commission File Number 000-15862
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                                GVC VENTURE CORP.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                   13-3018466
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                        (IRS Employer Identification No.)


  The Chrysler Building, 405 Lexington Avenue, 26th Floor, New York, NY 10174
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                    (Address of principal executive offices)


        Registrant's telephone number including area code: (212) 907-6610

                                 Former Address:
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         200 East 66th Street, Suite B603, New York, New York 10021-6610
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          (Former name or former address, if changed since last report)





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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 17, 2004, GVC Venture Corp. (the "Company"), by action of the Company's Board of Directors, retained Mahoney Sabol & Company, LLP ("Mahoney Sabol") as the Company's independent public accountants.

On August  17,  2004,  the Board of  Directors  of the  Company  terminated  the
Company's relationship with J.H. Cohn LLP ("J.H. Cohn") as the Company's independent public accountants. J.H. Cohn was engaged by the Company on June 30, 2004 but had not as yet commenced its audit of the Company's financial statements as of and for the year ended June 30, 2004. The appointment of J.H. Cohn was reported in the Company's Current Report on Form 8-K dated (date of earliest event reported) June 30, 2004 filed with the Securities and Exchange Commission (the "SEC") on July 2, 2004. Because J.H. Cohn had not audited any financial statements of the Company, J.H. Cohn had not issued any report on the financial statements of the Company for either of the past two fiscal years. There were no disagreements with J.H. Cohn, whether or not resolved, on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure. No such disagreement was discussed with the Board of Directors or any committee of the Board of Directors of the Company. J.H. Cohn did not advise the Company of the existence of any matter described in
Item 304(a)(1)(iv)(B) of Regulation S-B. The Company has authorized J.H. Cohn to respond fully to the inquiries of Mahoney Sabol. The Company provided J.H. Cohn with a copy of this Report and requested that J.H. Cohn furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company. The letter provided by J.H. Cohn is attached hereto as Exhibit 16.

Ernst & Young, the predecessor auditor to J.H. Cohn, resigned as the Company's independent public accountants on December 9, 2003. The resignation of Ernst & Young was reported in the Company's current Report on Form 8-K (date of earliest event reported) December 9, 2003 filed with the SEC on December 12, 2003. The Company has also authorized Ernst & Young to respond fully to the inquiries of Mahoney Sabol.

Except for a going concern qualification contained in the report of Ernst & Young LLP on the Company's financial statements for the year ended June 30, 2003, Ernst & Young's reports on the Company's financial statements for the years ended June 30, 2002 and 2003 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Neither the Company nor anyone on behalf of the Company consulted Mahoney Sabol regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and no written or oral advice of Mahoney Sabol was provided with respect to any accounting, auditing, or financial reporting issue or (b) any matter that was either the subject of a disagreement or any event described in Item 301(a)(1)(v) of Regulation S-B.

The Company has also provided Mahoney Sabol with a copy of this Report and provided Mahoney Sabol with the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views or the


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respects in which Mahoney Sabol does not agree with the statements  made in this
Report. Mahoney Sabol has advised the Company that it does not intend to issue any such letter.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of business acquired:

             None.

         (b) Pro forma financial information:

             None.

         (c) Exhibits:

               16. Letter dated September 14, 2004 from J.H. Cohn LLP re: change in certifying accountant.



                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 14, 2004

                                      GVC VENTURE CORP.


                                      By: /s/ Bernard Zimmerman
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                                          Bernard Zimmerman
                                          Chairman of the Board of Directors,
                                          President, Chief Executive Officer and
                                          Treasurer







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                                  EXHIBIT INDEX
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       Exhibit     Description
       Number

       16. Letter dated September 14, 2004 from J.H. Cohn LLP re: change in certifying accountant












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